                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Dividend Reinvestment Plan..................   3
     Portfolio of Investments....................   4
     Statement of Assets and Liabilities.........   9
     Statement of Operations.....................  10
     Statement of Changes in Net Assets..........  10
     Financial Highlights........................  11
     Notes to Financial Statements...............  12
     Report of Independent Auditors..............  16

    ACS ANR 2/96

                            LETTER TO SHAREHOLDERS



               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

February 8, 1996

Dear Shareholder,
  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets enjoyed substantial gains, driven by a combi-nation of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit re-turns.
  The rebound in the markets last year reinforces the importance of maintain-ing a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

ECONOMIC OVERVIEW
  The U.S. economy grew throughout 1995, but the rate of growth slowed toward year-end. The gross domestic product (the value of all goods and services pro-duced in the United States) grew at an annual rate of more than 4 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter of the year, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board in late December to lower short-term interest rates by a quarter-percentage point. Just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995, the reduction in rates during the latter half of 1995 was expected to help generate moderate economic growth in 1996.
  The cut in short-term rates was viewed by the financial markets as a posi-tive event, pushing up both stock and bond prices. The yield on 10-year Trea-sury notes was 5.57 percent on December 31, 1995, compared to 7.82 percent a year earlier. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, pro-vided economic conditions justify further easing.

PERFORMANCE SUMMARY
  The Van Kampen American Capital Income Trust, formerly American Capital In-come Trust, is a blend of long-term U.S. government bonds (46 percent) and high yield corporate bonds (45 percent) as of December 31, 1995. We believe this mixture is a good way to help manage the market risk of the portfolio, since government securities and high yield corporate bonds tend to perform differently in a given economic environment.

                                                          Continued on page two

  The general decline in interest rates during the past year was favorable for funds that invest in fixed-income securities, such as Van Kampen American Capi-tal Income Trust. For the 12 months ended December 31, 1995, the Trust gener-ated a total return at market price of 21.83 percent. This return reflects an increase in market price per share on the New York Stock Exchange from $6.50 on December 31, 1994, to $7.25 on December 31, 1995. For the same period, the Leh-man Brothers Treasury Index produced a total return of 18.35 percent and the Lehman Brothers High Yield Index generated a total return of 19.17 percent. Both indexes are broad-based, unmanaged indexes that reflect the general per-formance of Treasury and high-yield securities, respectively. Neither index re-flects any commissions or fees that would be paid by an investor purchasing the securities it represents.

CORPORATE NEWS
  As you may have noticed in the performance summary, your Fund has a new name. At the beginning of January all former Van Kampen Merritt and American Capital closed-end funds assumed the Van Kampen American Capital name. Please look un-der the new heading "VnKmAC" to find your Fund's price in your daily newspaper.

OUTLOOK
  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts takes effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some upward pressure in 1996 as lower interest rates generate increased eco-nomic activity.
  The outlook for the fixed-income market--including high yield bonds--is posi-tive. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of re-cently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dom-inated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact of these issues on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue through-out the year.
  We appreciate your continued confidence in your investment with Van Kampen American Capital, and we look forward to communicating with you again regarding the performance of your Fund.

Sincerely,

/s/ Don G. Powell                      /s/ Dennis J. McDonnell
Don G. Powell                          Dennis J. McDonnell
Chairman                               President
Van Kampen American Capital            Van Kampen American Capital
Asset Management, Inc.                 Asset Management, Inc.

                           DIVIDEND REINVESTMENT PLAN


--------------------------------------------------------------------------------
The Fund pays distributions in cash, but if you own shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, if the Fund declares a dividend or capital gain dis-tribution payable either in cash or shares of the Fund, and the market price of shares on the payment date equals or exceeds their net asset value, the Fund will issue new shares to you at a value equal to the higher of the net asset value or 95% of the market price. If such market price is lower than net asset value, or if dividends or capital gain distributions are payable only in cash, then you will receive shares purchased on the New York Stock Exchange or other-wise on the open market. If the market price exceeds net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares.
  You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions do not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distribu-tions.
  You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own shares of record. Elections and terminations will be effec-tive for distributions declared after receipt. If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw, or, if you wish, State Street Bank and Trust Com-pany, the Fund's custodian, will sell your shares and send you the proceeds less a service fee of $2.50 and less brokerage commissions. Under the rules generally applicable to sales of securities, a sale of shares (including frac-tional shares) will be a taxable event for U.S. federal income tax purposes and may be a taxable event for state, local and foreign tax purposes. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or ter-minate the Plan on 30 days' written notice prior to the record date of the dis-tribution for which such amendment or termination is effective.
  Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:

                      STATE STREET BANK AND TRUST COMPANY
                                 P.O. BOX 8200
                             BOSTON, MA 02266-8200
                                 (800) 821-1238

  If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         CORPORATE OBLIGATIONS 45.1%
         CONSUMER DISTRIBUTION 6.8%
 $   700 Big 5 Holdings........................   13.625% 09/15/02 $    556,500
     450 Big V Supermarkets, Inc., Series B....   11.000  02/15/04      362,250
     500 Brylane Capital.......................   10.000  09/01/03      442,500
     750 Cole National Group, Inc..............   11.250  10/01/01      753,750
     250 CompUSA, Inc..........................    9.500  06/15/00      251,250
     250 Dairy Mart Convenience Stores, Inc....   10.250  03/15/04      215,000
     884 FF Holdings Corp., Payment-in-Kind....   14.250  10/01/02      459,797
     300 Finlay Enterprises, Inc., Step Bonds,     0.000  05/01/05      198,000
         to 12.00% at 05/01/98.................
     500 Finlay Fine Jewelry Corp. ............   10.625  05/01/03      475,000
   1,000 Pathmark Stores, Inc., Step Bonds, to     0.000  11/01/03      612,500
         10.75% at 11/01/99....................
     400 Phar-Mor, Inc.........................   11.720  09/11/02      366,000
   1,500 Ralph's Grocery.......................   13.750  06/15/05    1,605,000
     250 Smitty's Supervalue...................   12.750  06/15/04      240,000
   1,250 Specialty Retailers, Inc..............   11.000  08/15/03    1,162,500
     500 Thrifty Payless.......................   12.250  04/15/04      535,000
                                                                   ------------
                                                                      8,235,047
                                                                   ------------
         CONSUMER DURABLES 1.0%
     500 MDC Holdings, Inc.....................   11.125  12/15/03      477,500
     750 Oriole Homes Corp. ...................   12.500  01/15/03      633,750
      65 UDC Homes, Inc., Series A.............   12.500  05/01/00       60,554
      12 UDC Homes, Inc., Series B.............   12.500  05/01/00       11,193
                                                                   ------------
                                                                      1,182,997
                                                                   ------------
         CONSUMER NON-DURABLES 4.7%
     850 Consoltex Group, Inc..................   11.000  10/01/03      765,000
     250 Curtice-Burns Foods...................   12.250  02/01/05      256,250
   1,000 Dan River, Inc........................   10.125  12/15/03      925,000
     100 Dr Pepper Bottle Holdings, Step Bonds,
         to 11.625% at 02/15/98................    0.000  02/15/03       81,500
   1,500 Fieldcrest Cannon, Inc................   11.250  06/15/04    1,395,000
     500 Health O Meter, Inc., each unit
         consists of $1,000 face amount note
         and one warrant (expiring 02/15/97)...   13.000  08/15/02      425,000
   1,850 Synthetic Industries, Inc.............   12.750  12/01/02    1,813,000
                                                                   ------------
                                                                      5,660,750
                                                                   ------------
         CONSUMER SERVICES 8.5%
     250 Act III Broadcasting..................    9.625  12/15/03      260,000
     250 Act III Theatres, Inc.................   11.875  02/01/03      268,750
     500 Australis Media Ltd., each unit
         consists of $1,000 face amount note
         and one warrant (expiring 05/15/00)
         Step Bonds, to 14.00% at 05/15/00.....    0.000  05/15/03      362,500
     250 Bally's Grand, Inc....................   10.375  12/15/03      253,750

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
 $   250 Cablevision Industries Co. ...........    9.250% 04/01/08 $    267,500
   1,000 California Hotel Finance Corp. .......   11.000  12/01/02    1,055,000
     150 Carrol's Corp.........................   11.500  08/15/03      151,875
     250 Casino America........................   11.500  11/15/01      233,438
         Comcast UK Cable, Step Bonds, to
     500 11.20% at 11/15/00....................    0.000  11/15/07      291,250
     250 Continental Cablevision, Inc..........   11.000  06/01/07      279,375
         Diamond Cable Co., Step Bonds, to
     500 11.75% at 12/15/00....................    0.000  12/15/05      294,375
     250 Fundy Cable, Ltd......................   11.000  11/15/05      260,000
     250 Galaxy Telecom........................   12.375  10/01/05      249,375
     500 Granite Broadcasting Corp.............   12.750  09/01/02      556,250
         International Cabletel, Step Bonds, to
     500 12.75% at 4/15/00.....................    0.000  04/15/05      316,250
   1,650 Outlet Broadcasting, Inc..............   10.875  07/15/03    1,881,000
     250 Petro PSC Properties..................   12.500  06/01/02      237,500
     400 Resorts International Hotel, Inc......   11.000  09/15/03      374,000
   1,000 SC International......................   13.000  10/01/05    1,060,000
     500 Spanish Broadcasting Systems..........    7.500  06/15/02      485,000
     500 Tele-Communications, Inc..............    9.250  01/15/23      545,100
     510 Trump Taj Mahal Funding, Inc., each
         unit consists of a $1,000 face amount
         note and two class A and one class B
         shares of Taj Mahal common stock,
         Payment-in-Kind.......................   11.350  11/15/99      483,441
     100 Videotron Groupe, Ltd.................   10.625  02/15/05      107,250
                                                                   ------------
                                                                     10,272,979
                                                                   ------------
         ENERGY 2.7%
     750 Clark (R&M) Holdings, Inc.............       **  02/15/00      498,750
     750 Falcon Drilling Co., Inc..............    9.750  01/15/01      766,875
     400 Forest Oil Corp.......................   11.250  09/01/03      388,000
     500 Giant Industries, Inc.................    9.750  11/15/03      506,250
     325 Global Marine, Inc....................   12.750  12/15/99      359,938
     500 Petroleum Heat & Power, Inc...........   12.250  02/01/05      557,500
     250 United Meridian.......................   10.375  10/15/05      264,375
                                                                   ------------
                                                                      3,341,688
                                                                   ------------
         FINANCE 3.1%
     500 American Annuity Group, Inc...........   11.125  02/01/03      540,000
   1,250 Americo Life, Inc.....................    9.250  06/01/05    1,184,375
   1,186 Blue Bell Funding, Inc................   11.850  05/01/99    1,043,680
     650 Phoenix Re Corp.......................    9.750  08/15/03      692,250
     250 Trizec Finance........................   10.875  10/15/05      258,750
                                                                   ------------
                                                                      3,719,055
                                                                   ------------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         HEALTHCARE 1.4%
         AmeriSource Distribution Corp.,
 $   147 Payment-in-Kind.......................   11.250% 07/15/05 $    161,381
     250 Community Health Systems, Inc.........   10.250  11/30/03      270,000
     250 OrNda HealthCorp......................   12.250  05/15/02      273,750
     500 Paracelsus Healthcare Corp............    9.875  10/15/03      506,250
     500 Tenet Healthcare Corp.................   10.125  03/01/05      553,125
                                                                   ------------
                                                                      1,764,506
                                                                   ------------
         PRODUCER MANUFACTURING 5.0%
     250 American Standard, Inc................   10.875  05/15/99      275,625
     500 Figgie International, Inc.............    9.875  10/01/99      500,000
     250 GS Technology Operations, Inc.........   12.000  09/01/04      247,500
     750 ICF Kaiser International, each unit
         consists of a $1,000 face amount note
         and 5 warrants (expiring 12/31/98)....   12.000  12/31/03      701,250
     250 IMO Industries, Inc...................   12.000  11/01/01      255,000
     500 Johnstown American Industries.........   11.750  08/15/05      450,000
   1,667 Robertson Ceco Corp., Payment-in-Kind.   12.000  11/30/99    1,519,438
     250 Southdown, Inc........................   14.000  10/15/01      275,000
     350 Spreckles Industries, Inc.............   11.500  09/01/00      344,750
   1,583 Thermadyne Holdings Corp..............   10.250  05/01/02    1,571,128
                                                                   ------------
                                                                      6,139,691
                                                                   ------------
         RAW
         MATERIALS/PROCESSING INDUSTRIES 5.8%
     500 Harris Chemical North America, Inc.,
         Step Bonds, to 10.25% at 01/15/96.....    0.000  07/15/01      485,000
     750 IMC Fertilizer Group, Inc.............    9.450  12/15/11      804,375
     500 Indah Kiat International Finance......   11.875  06/15/02      505,000
     500 INDSPEC Chemical Corp., Step Bonds, to
         11.50% at 12/01/98....................    0.000  12/01/03      417,500
     750 Mail-Well Envelope Corp...............   10.500  02/15/04      723,750
     500 NL Industries, Inc., Step Bonds, to
         13.00% at 10/15/98....................    0.000  10/15/05      383,750
         Plastic Specialties & Technology
     250 Corp..................................   11.250  12/01/03      228,750
     500 Sherritt, Inc.........................   10.500  03/31/14      545,625
     750 Sweetheart Cup, Inc...................   10.500  09/01/03      765,000
   1,000 Tjiwi Kimia...........................   13.250  08/01/01    1,090,000
     215 UCAR Global Enterprise, Inc...........   12.000  01/15/05      246,713
     750 United Stationers.....................   12.750  05/01/05      817,500
                                                                   ------------
                                                                      7,012,963
                                                                   ------------
         TECHNOLOGY 2.9%
     150 Computervision........................   11.375  08/15/99      157,500
     500 Harman International Industries, Inc..   12.000  08/01/02      550,000
     500 MFS Communications Co., Inc., Step
         Bonds, to 9.375% at 01/15/99..........    0.000  01/15/04      400,000
     500 Mobile Telecom, Inc...................   13.500  12/15/02      555,000
   2,000 Unisys Corp...........................   13.500  07/01/97    1,905,000
                                                                   ------------
                                                                      3,567,500
                                                                   ------------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                  Coupon              Maturity Market Value
-------------------------------------------------------------------------------
         TRANSPORTATION 1.4%
 $   250 Sea Containers, Ltd.......   12.500%             12/01/04 $   266,875
     500 Stena.....................   10.500              12/15/05     513,750
     500 Trism, Inc................   10.750              12/15/00     490,000
     250 USAir, Inc................    9.625              02/01/01     218,750
     250 USAir, Inc................   10.000              07/01/03     218,125
                                                                   -----------
                                                                     1,707,500
                                                                   -----------
         UTILITIES 1.8%
     250 A+ Network................   11.875              11/01/05     251,875
     500 California Energy.........    9.875              06/30/03     522,500
     250 Fonorola, Inc.............   12.500              08/15/02     262,500
     500 Paging Network Service....   10.125              08/01/07     544,375
     500 Pricellular Wireless, Step
         Bonds, to 12.25%
         at 10/01/98...............    0.000              10/01/03     386,250
     250 USA Mobile Communications.    9.500              02/01/04     246,875
                                                                   -----------
                                                                     2,214,375
                                                                   -----------
         TOTAL CORPORATE OBLIGATIONS (Cost $53,879,512).........    54,819,051
                                                                   -----------
         CORPORATE OBLIGATIONS--PRIVATE
         PLACEMENTS 3.0%
     250 American Telecasting, each
         unit consists of a $1,000
         face amount note and one
         warrant (expiring
         08/10/00) Step Bonds, to
         14.50% at 08/15/00,
         purchased 09/28/95........    0.000              08/15/05     158,125
         Busse Broadcasting,
     250 purchased 10/19/95........   11.625              10/15/00     241,875
         Calmar, Inc., purchased
     450 10/30/95..................   11.500              08/15/05     456,750
         Carr-Gottstein, purchased
     500 11/09/95..................   12.000              11/15/05     502,500
     495 GST Telecom, each unit
         consists of $9,000 face
         amount Notes with $8,000
         in Senior Discount Notes
         and $1,000 in Convertible
         Senior Step Notes, 13.875%
         at 12/15/00, purchased
         12/14/95..................    0.000              12/15/05     261,250
         GPA/Holland, purchased
   1,500 12/21/93..................    9.900              07/24/96   1,500,000
         Mohegan Tribal Game,
     250 purchased 09/22/95........   13.500              11/15/02     270,000
     250 Thrifty Payless, Payment-
         in-Kind, purchased
         11/01/95..................   11.625              04/15/06     225,625
                                                                   -----------
         TOTAL CORPORATE OBLIGATIONS--PRIVATE PLACEMENTS (Cost
         $3,420,052)............................................     3,616,125
                                                                   -----------
         UNITED STATES AGENCY AND
         GOVERNMENT
         OBLIGATIONS 45.6%
   3,000 Federal Farm Credit Banks.    5.425              09/15/03   2,928,788
         Government National Mtg.
   7,138 Association, Pools........    7.500  07/15/23 to 08/15/23   7,338,682
         Government National Mtg.
   7,833 Association, Pools........    8.000  03/15/17 to 10/15/22   8,153,590
         Government National Mtg.
   3,759 Association, Pools........    8.500  01/15/23 to 11/15/24   3,946,619
         Government National Mtg.
   8,931 Association, Pools........    9.000  05/15/16 to 12/15/24   9,464,540
         Government National Mtg.
   1,561 Association, Pools........    9.500  02/15/16 to 06/15/20   1,675,125
         United States Treasury
   2,500 Bonds.....................    7.250              05/15/16   2,853,900
         United States Treasury
   3,000 Bonds.....................    7.500              11/15/16   3,517,500
         United States Treasury
  11,500 Bonds.....................    8.875              02/15/19  15,499,815
                                                                   -----------
         TOTAL UNITED STATES AGENCY AND GOVERNMENT OBLIGATIONS
         (Cost $53,220,803).....................................    55,378,559
                                                                   -----------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number of
 Shares    Description                            Coupon  Maturity Market Value
-------------------------------------------------------------------------------
           PREFERRED STOCK 2.2%
     882   PanAmSat Corp., 12.75%, Payment-in-Kind..............   $    990,045
 *56,550   Supermarkets General Holdings Corp., $3.52, Payment-
           in-Kind..............................................      1,639,950
                                                                   ------------
           TOTAL PREFERRED STOCK (Cost $2,257,277)..............      2,629,995
                                                                   ------------
           COMMON STOCK & WARRANTS 0.0%
    *625   Capital Gaming, warrants, expiring 2/1/99............              6
  *7,500   FF Holdings Co.......................................         15,000
    *400   Finlay Enterprises, Inc..............................          4,700
                                                                   ------------
           TOTAL COMMON STOCK & WARRANTS (Cost $34,016).........         19,706
                                                                   ------------
 Par
 Amount
 (000)
----------
           REPURCHASE AGREEMENT 2.2%
 $ 2,635   Lehman Government Securities, Inc.,
           dated 12/29/95 (Collateralized by
           U.S. Government obligations in a
           pooled cash account) repurchase
           proceeds $2,636,720
           (Cost $2,635,000)...................   5.875%  01/02/96    2,635,000
                                                                   ------------
 TOTAL INVESTMENTS (Cost $115,446,660) 98.1%....................    119,098,436
 OTHER ASSETS AND LIABILITIES, NET 1.9%.........................      2,312,876
                                                                   ------------
 NET ASSETS 100%................................................   $121,411,312
                                                                   ------------

 *Non-income producing security.
**Zero coupon bond.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

-------------------------------------------------------------------------------
ASSETS

Investments, at market value (Cost $115,446,660).................  $119,098,436
Cash.............................................................         3,506
Interest receivable..............................................     2,090,427
Receivable for investments sold..................................     1,441,215
Other assets and receivables.....................................        23,198
                                                                   ------------
 Total Assets....................................................   122,656,782
                                                                   ------------

LIABILITIES
Payable for investments purchased................................       279,748
Dividends payable................................................       821,839
Due to Adviser...................................................        65,481
Accrued expenses and other liabilities...........................        78,402
                                                                   ------------
 Total Liabilities...............................................     1,245,470
                                                                   ------------
NET ASSETS, equivalent to $7.94 per share........................  $121,411,312
                                                                   ------------
NET ASSETS WERE COMPRISED OF:
Shares of common stock, no par value; unlimited shares
 authorized;
 15,290,019 shares outstanding...................................  $141,136,920
Accumulated net realized loss on securities......................   (23,688,746)
Net unrealized appreciation of investments.......................     3,651,776
Undistributed net investment income..............................       311,362
                                                                   ------------
NET ASSETS.......................................................  $121,411,312
                                                                   ------------

                                              See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                          Year Ended December 31, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest........................................................... $11,099,212
                                                                    -----------
EXPENSES
Management fees....................................................     763,485
Shareholder service agent's fees and expenses......................      30,052
Administration fees................................................     117,459
Accounting services................................................      65,536
Trustees' fees and expenses........................................      28,257
Audit fees.........................................................      18,300
Custodian fees.....................................................      15,121
Legal fees.........................................................      16,468
Reports to shareholders............................................      26,483
Registration and filing fees.......................................      24,680
Miscellaneous......................................................       3,942
                                                                    -----------
 Total expenses....................................................   1,109,783
                                                                    -----------
NET INVESTMENT INCOME..............................................   9,989,429
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES..................
Net realized loss on securities....................................  (1,235,800)
Net unrealized appreciation of securities during the period........  11,165,751
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................   9,929,951
                                                                    -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................... $19,919,380
                                                                    -----------

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                      Year Ended December 31
                                                     --------------------------
                                                             1995          1994
--------------------------------------------------------------------------------
NET ASSETS, beginning of period....................  $111,354,468  $124,668,219
                                                     ------------  ------------
OPERATIONS
 Net investment income.............................     9,989,429     9,361,866
 Net realized loss on securities...................    (1,235,800)     (357,996)
 Net unrealized appreciation (depreciation) of se-
  curities during the period.......................    11,165,751   (12,191,929)
                                                     ------------  ------------
 Increase (decrease) in net assets resulting from
  operations.......................................    19,919,380    (3,188,059)
                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME.............................................    (9,862,536)  (10,125,692)
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS..................    10,056,844   (13,313,751)
                                                     ------------  ------------
NET ASSETS, end of period (including undistributed
net investment income of $311,362 and $266,883,
respectively)......................................  $121,411,312  $111,354,468
                                                     ------------  ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  Selected data for a share of common stock outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                             Year Ended December 31
                                       ----------------------------------------
                                         1995     1994     1993    1992    1991
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.   $7.28    $8.15    $7.85   $7.70   $6.66
                                       ------  -------   ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income...................     .72      .73      .87    .925    .955
 Expenses............................    (.07)    (.08)    (.09)   (.08)  (.075)
                                       ------  -------   ------  ------  ------
Net investment income................     .65      .65      .78    .845     .88
Net realized and unrealized gain
 (loss) on securities................    .655   (.8577)    .285   .1625    1.05
                                       ------  -------   ------  ------  ------
Total from investment operations.....   1.305   (.2077)   1.065  1.0075    1.93
                                       ------  -------   ------  ------  ------
DISTRIBUTIONS FROM NET INVESTMENT
 INCOME..............................   (.645)  (.6623)   (.765) (.8575)   (.89)
                                       ------  -------   ------  ------  ------
Net asset value, end of period.......   $7.94    $7.28    $8.15   $7.85   $7.70
                                       ------  -------   ------  ------  ------
Market price, end of period..........   $7.25    $6.50    $7.75   $7.63   $7.38
                                       ------  -------   ------  ------  ------
TOTAL RETURN, at net asset value.....   19.13%   (2.08)%  14.36%  13.61%  31.16%
TOTAL RETURN, at market price........   21.83%   (8.06)%  11.82%  15.22%  48.73%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).  $121.4   $111.4   $124.7  $119.6  $116.3
Average net assets (millions)........  $117.5   $117.9   $123.2  $119.8  $109.9
Ratios to average net assets
 Expenses............................     .94%     .96%    1.00%    .99%   1.03%
 Net investment income...............    8.50%    7.94%    8.99%  10.71%  12.11%
Portfolio turnover rate..............      34%      45%      53%     54%     50%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Income Trust (the "Fund", formerly American Capital Income Trust) is registered under the Investment Company Act of 1940, as amend-ed, as a diversified, closed-end management company. The Fund seeks income by primarily investing in debt securities.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prepa-ration of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.

A. INVESTMENT VALUATIONS-Securities actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the most recently quoted bid price. Securi-ties for which the primary market is on a national securities exchange are val-ued at the last reported sale price, or, if no sale is reported, at the last reported bid price. If no sale or bid price is reported, securities are valued at the most recent sale price. Private placements are valued at fair value un-der a method approved by the Board of Trustees.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.
  Fund investments include lower rated debt securities which may be more sus-ceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 49% of the investment portfolio at the end of the period.

B. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of

--------------------------------------------------------------------------------
the custodian bank. The seller is required to maintain the value of the under-lying security at not less than the repurchase proceeds due the Fund.

C. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized capital gains to its shareholders. It is anticipated that no distribu-tions of capital gains will be made until tax basis capital loss carryforwards expire or are offset by net realized capital gains.
  The net realized capital loss carryforward of approximately $23.7 million at December 31, 1995 may be utilized to offset future capital gains until expira-tion in 1997 through 2003.

D. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on invest-ments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued weekly. Issuers of Payment-in-Kind securities may make dividend or interest payments by issuing additional stocks or bonds in lieu of cash payments.

E. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

F. DEBT DISCOUNT AND PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, origi-nal issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purchases and or-dinary income for tax purposes.

G. PRIVATE PLACEMENTS-The Fund may purchase securities through private place-ment transactions without registration under the Securities Act of 1933. Such securities generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering after registration under the Securities Act of 1933. The issuers generally have agreed to register these securities within six months of purchase by the Fund.

--------------------------------------------------------------------------------

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. Management fees are paid monthly, based on an annual rate of .65% of the Fund's average weekly net as-sets.
  Van Kampen American Capital Distributors, Inc., an affiliate of the Adviser, serves as administrative agent for the Fund by providing a shareholder rela-tions program. Administrative fees are paid monthly, based on the Fund's aver-age weekly net assets at an annual rate of .10% of the first $250 million and
 .05% of the amount in excess of $250 million.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. For the period, these charges included $8,004 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the accounting service expense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
  Certain officers and trustees of the Fund are officers and trustees of the Adviser and the administrative agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $40,598,545 and $39,229,873, re-spectively.
  The identified cost of investments owned at the end of the period was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation of investments aggregated $6,105,577 and gross unrealized depreci-ation aggregated $2,453,801.

NOTE 4--TRUSTEE COMPENSATION
Trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $1,551 plus $103 per meeting attended. During the period, such fees aggregated $25,768.

NOTE 5--SUBSEQUENT DIVIDENDS
The Board of Trustees declared a dividend of $.05375 per share from net invest-ment income, payable January 31, 1996 to shareholders of record January 13, 1996.

--------------------------------------------------------------------------------

NOTE 6--QUARTERLY DATA (UNAUDITED)
The following is a summary of quarterly results of operations for each of the two years in the period ended December 31, 1995.

                                                 Quarter Ended
                          ----------------------------------------------------------------
                              3/31/95      6/30/95      9/30/95     12/31/95         Total
-------------------------------------------------------------------------------------------
Net realized and
unrealized gain (loss):
 on securities..........  $ 3,016,567  $ 4,230,884  $ 1,541,279  $ 1,141,221  $  9,929,951
 on securities per
share...................          .20          .28          .10         .075          .655
Total investment income.    2,728,377    2,759,267    2,603,511    3,008,057    11,099,212
Net investment income...    2,452,256    2,482,112    2,324,555    2,730,506     9,989,429
Net investment income
per share...............          .16          .16          .15          .18           .65
                                                 Quarter Ended
                          ----------------------------------------------------------------
                              3/31/94      6/30/94      9/30/94     12/31/94         Total
-------------------------------------------------------------------------------------------
Net realized and
unrealized gain (loss):
 on securities..........  $(3,426,652) $(3,169,106) $(4,115,714) $(1,838,453) $(12,549,925)
 on securities per
share...................         (.22)        (.21)        (.22)      (.2077)       (.8577)
Total investment income.    2,783,479    2,595,373    2,764,588    2,345,891    10,489,331
Net investment income...    2,472,827    2,308,652    2,486,907    2,093,480     9,361,866
Net investment income
per share...............          .16          .15          .16          .18           .65

                         REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of Van Kampen American Capital Income Trust, as of De-cember 31, 1995, and the related statement of operations for the year then end-ed, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Income Trust at December 31, 1995, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Houston, Texas
February 9, 1996

                    VAN KAMPEN AMERICAN CAPITAL INCOME TRUST

BOARD OF TRUSTEES
DONALD M. CARLTON
A. BENTON COCANOUGHER
STEPHEN R. GROSS
NORMAN HACKERMAN
ROBERT D.H. HARVEY
ALAN G. MERTEN
STEVE MULLER
F. ROBERT PAULSON
R. RICHARDSON PETTIT
DON G. POWELL
ALAN B. SHEPARD, JR.
MILLER UPTON
BENJAMIN N. WOODSON
OFFICERS
DON G. POWELL
Chairman of the Board and President

CURTIS W. MORELL
Vice President and Treasurer

ELLIS S. BIGELOW
DENNIS J. MCDONNELL
RONALD A. NYBERG
ROBERT C. PECK, JR.
PAUL R. WOLKENBERG
Vice Presidents
TANYA M. LODEN
Vice President and Controller
NORI L. GABERT
Vice President and Secretary
J. DAVID WISE
Vice President and Assistant Secretary
PERRY F. FARRELL
M. ROBERT SULLIVAN
Assistant Treasurers
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
2800 Post Oak Blvd. Houston, Texas 77056

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street Boston, Massachusetts 02110

SHAREHOLDER SERVICE AGENT

BOSTON FINANCIAL SERVICES, INC.
P.O. Box 366
Boston, Massachusetts 02101

ADMINISTRATIVE AGENT

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza Oakbrook Terrace, Illinois 60181

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
1221 McKinney Houston, Texas 77010

(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved. SM denotes a service mark of Van Kampen American Capital Distributors, Inc.


NEW YORK STOCK EXCHANGE SYMBOL: ACD

INQUIRIES ABOUT AN INVESTOR'S ACCOUNT SHOULD BE REFERRED TO THE FUND'S ADMINISTRATIVE AGENT: VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC. TELEPHONE:
(800) 341-2929